                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ---------------------



                                    FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 11, 2001


                                  Genesco Inc.
 -----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Tennessee                     1-3083                   0211340
------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)


         1415 Murfreesboro Road
          Nashville, Tennessee                                 37217-2895
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (615) 367-7000
                                                           --------------


          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     Genesco Inc. announces plans for Ben T. Harris, Chairman and Chief Executive Officer, Hal N. Pennington, President and Chief Operating Officer, and James S. Gulmi, Senior Vice President-Finance and Chief Financial Officer, to make a presentation on the Company to the CIBC World Markets Specialty Retailing and Branded Consumer Products Conference at 2:55 p.m. Eastern Time on Wednesday, July 11, 2001. A live audio feed of the presentation will be accessible on the Internet through the Company's website at www.genesco.com.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      Genesco Inc.


                                      By: /s/ Roger G. Sisson
                                      Name: Roger G. Sisson
                                      Title: Secretary and General Counsel


Date: July 9, 2001








                                       3